EXHIBIT 31.3

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER PURSUANT TO

17 CFR 240.13a-14(a)/15(d)-14(a),

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, David T. Hamamoto, certify that:

1.              I have reviewed this Amendment No. 1 to the annual report on Form 10-K of NorthStar Realty Finance Corp. for the fiscal year ended December 31, 2013; and

2.              Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the  period covered by this report.

Date: March 19, 2014	By:	/s/ DAVID T. HAMAMOTO
David T. Hamamoto
Chief Executive Officer